UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report: May 30, 2018
(Date of earliest event reported)

Umpqua Holdings Corporation
(Exact Name of Registrant as Specified in Its Charter)

OREGON (State or Other Jurisdiction of Incorporation or Organization)	000-25597 (Commission File Number)	93-1261319 (I.R.S. Employer Identification Number)

One SW Columbia Street, Suite 1200
Portland, Oregon 97258
(address of Principal Executive Offices) (Zip Code)

(503) 727-4100
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act [ ]

Item 4.01.	Changes in Registrant’s Certifying Accountant.

The Audit and Compliance Committee of the Board of Directors (“Committee”) of Umpqua Holdings Corporation (the “Company”) conducted a competitive process to determine the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. The Committee invited several independent registered public accounting firms to participate in this process, including Moss Adams LLP, which audited the Company’s financial statements for the fiscal year ended December 31, 2017.

(a)(b)    On May 30, 2018, the Committee approved the selection of Deloitte & Touche LLP (“Deloitte”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. On May 30, 2018, the Committee dismissed Moss Adams LLP as the Company’s independent registered public accounting firm.

The reports of Moss Adams LLP on the Company’s financial statements for each of the two fiscal years ended December 31, 2016 and 2017 did not contain an adverse opinion or a disclaimer of opinion, nor were the reports on the Company’s financial statements qualified or modified as to uncertainty, audit scope or accounting principles. In the fiscal years ended December 31, 2016 and 2017 and in the subsequent interim period through May 29, 2018, there were no “disagreements” (as that term is described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Moss Adams LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Moss Adams LLP, would have caused Moss Adams LLP to make reference to the subject matter of the disagreement in connection with its report on the Company’s financial statements for such years. In the fiscal years ended December 31, 2016 and 2017 and in the subsequent interim period through May 29, 2018, there were no “reportable events” (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

The Company provided Moss Adams LLP with a copy of the disclosures contained in this Form 8-K and requested that Moss Adams LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements contained herein. A copy of Moss Adams LLP’s letter, dated June 1, 2018, is filed as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2016 and 2017 and the subsequent interim period through May 30, 2018, neither the Company nor anyone on its behalf consulted with Deloitte with respect to (a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a disagreement or a reportable event.

Item 9.01.    Financial Statements and Exhibits.

(d)	The following exhibit is filed with this Current Report:

Exhibit No.	Description
16.1	Letter from Moss Adams LLP dated June 1, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UMPQUA HOLDINGS CORPORATION (Registrant)
Dated: June 1, 2018	By: /s/ Andrew H. Ognall Andrew H. Ognall Executive Vice President, General Counsel and Secretary